Exhibit 10.5
Third Lease Amendment Agreement and Assignment of Lease
                         THIRD LEASE AMENDMENT AGREEMENT
                                       AND
                               ASSIGNMENT OF LEASE
     THIS THIRD LEASE AMENDMENT AGREEMENT AND ASSIGNMENT OF LEASE ("Third Amendment") is dated as of this ____ day of April, 2001, amending that certain Lease Agreement dated September 21, 1995 ("Lease"), by and among DEL MAR VILLAGE LIMITED PARTNERSHIP ("Landlord"); GIUSEPPE INGRAITI ("Ingraiti"); and BEAUTYWORKS USA, a Florida corporation ("Beautyworks").
                              W I T N E S S E T H :
     WHEREAS, Landlord's predecessor, R.W. VENTURES, and Ingraiti's predecessors, MELVYN ENGLER and HEIDI ROKOW ("Engler & Rokow"), entered into the Lease relating to that certain premises known as Bay #35, whose address is 7094 Beracasa Way, Boca Raton, Florida 33433 "(Premises"), within that certain shopping center known as Del Mar Shopping Village ("Shopping Center"); and WHEREAS, on September 21, 1995, Landlord and Engler & Rokow entered into the First Lease Amendment Agreement, which corrected certain issues and discrepancies in the Lease; and
WHEREAS, on December 27, 1996, Landlord became the owner of the Shopping Center, and succeeded to the interest of R.W. Ventures as landlord under the Lease; and WHEREAS, the Lease was assigned by Engler & Rokow to Ingraiti on July 9, 1998; and
WHEREAS, on September 15, 2000, Landlord and Ingraiti entered into the Second Lease Agreement extending the Lease through September 30, 2005, and granted Ingraiti one (1) renewal option for the period October 1, 2005 through September 30, 2010; and
WHEREAS, Ingraiti agrees to remain liable for the performance of all covenants and conditions of the Lease in the event of any default by Beautyworks thereunder; and
WHEREAS, Ingraiti has accepted the Premises, has opened for business, and has acknowledged that, to date, Landlord has fulfilled all of its obligations under the Lease;
NOW, THEREFORE, for and in consideration of the terms, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord, Ingraiti and Beautyworks agree as follows:
1. Beautyworks acknowledges that it will be bound by all of the terms, covenants and conditions of the Lease, and will be recognized as Tenant under the Lease.
2.     Landlord acknowledges assignment of the Lease to Beautyworks.
3. Ingraiti hereby reaffirms that, in accordance with the terms of the Guaranty, dated July 9, 1998, he will remain responsible and liable for the prompt payment and performance of all of the terms, covenants and conditions of the Lease required to be performed by Tenant therein, from the date hereof through the expiration of the Lease on September 30, 2005, which liability shall be secondary to that of Beautyworks, and Landlord agrees that it must pursue and exhaust all remedies against Beautyworks, without satisfaction, prior to endeavoring to seek recourse against Ingraiti.
     All other terms and conditions of the Lease shall remain in full force and effect, and shall remain binding upon the parties hereto.
IN WITNESS WHEREOF, the parties hereto have executed this Third Lease Amendment Agreement and Assignment of Lease as of the day and year first above written.
WITNESSES:                         LANDLORD

                                   DEL MAR VILLAGE LIMITED PARTNERSHIP
     By:  Del Mar Village, Inc., Managing Partner

     By:     /s/Bruce D. Lyons
             -----------------
Bruce D. Lyons
Executive Vice President

WITNESSES:                              BEAUTYWORKS USA

/s/                                   By:/s/ Edward Roth
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                                         Signature

                                   Print Name:     Edward Roth
                                                   -----------

                                   Title:     Vice President
                                              --------------

WITNESSES:                              INGRAITI

/s/                                   /s/ Giuseppe Ingraiti
---                                   ---------------------
                                   GIUSEPPE INGRAITI